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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



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                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




July 02, 1997
Date of Report (Date of earliest event reported)
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                         INTEGRATED MEASUREMENT SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)

OREGON                                                             93-0840631
(State or other jurisdiction of incorporation or organization)     (I.R.S. Employer Identification No.)


                             Commission File No. 0-26274

9525 S.W. GEMINI DRIVE, BEAVERTON OR                            97008
(Address of principal executive officers)                       (zip code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:             (503) 626-7117

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ITEM 5.  OTHER EVENTS

         Press Release

    IMS announces net sales and earnings for the second quarter will be below analysts' consensus.
         On July 2, 1997, Integrated Measurement Systems, Inc. announced that it expects the second quarter results will be below analysts' consensus expectations. Full text is attached to this report as
         Exhibit 99.



ITEM 6. EXHIBITS

    (exhibit reference numbers refer to Item 601 of Regulation S-K)

    99. Press Release -- IMS announces net sales and earnings for the second quarter will be below analysts' consensus.

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                                      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 2, 1997.

                   INTEGRATED MEASUREMENT SYSTEMS, INC.
                   (Registrant)

                   /s/   Sar Ramadan
                     --------------------
                   Sar Ramadan
                   Chief Financial Officer